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BRITISH                      Ministry of Employment and Investment
COLUMBIA                             Energy & Mines Division
                                     Mineral Titles Branch


                               Mineral Tenures Act
                                 SECTION 57 & 58

                              BILL OF SALE ABSOLUTE


INDICATE TYPE OF TITLE:       [X]  Mineral     [_]  Placer

MINING DIVISION:      Vancouver
                      ---------

SELLER:                                       PURCHASER:

I,  Larry R.W. Sostad                         Iguana Explorations Inc.
    -----------------------                   -------------------------------
     (Full  Name)                             (Full Name)

818 - 470 Granville Street                    1400 - 1500 West Georgia Street
---------------------------                   -------------------------------
(Mailing Address)                             (Mailing Address)

Vancouver, BC                                 Vancouver, BC
---------------------------                   -------------------------------
(City)           (Province)                   (City)               (Province)

V6C 1V5        604-990-5327                   V6G 2Z6            604-681-3533
---------------------------                   -------------------------------
(Postal Code)   (Telephone)                   (Postal Code)       (Telephone)


Client Number:      125300                    Client Number:     144539
                    ------                                       ------

For and in consideration of the sum of - Five Thousand - dollars $5,000.00 CDN.
                                       -----------------         ---------------
paid to me, do hereby sell the interst as specified below in the following mineral titles:

                                                      PERCENTAGE OF
CLAIM NAME OR LEASE TYPE       TENURE NUMBER          TITLE BEING SOLD
------------------------       -------------          ----------------

Saucy #1                          393633                   100%

Saucy #2                          393634                   100%

Saucy #3                          393635                   100%

Saucy #4                          393636                   100%



                                   I  declare  that  I  have good title to these
                                   tenures  and every right to sell the same, in
                                   witness  whereof I have today signed my legal
July 15, 2002                      name
-----------------------
(Date)

/s/ A TUBBS                        /s/ Larry R.W. Sostad
-----------------------            ---------------------------------------------
(Signatures of Witness)            (Signature of Seller)*

                                   * If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.